UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 12, 2002


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


    New Jersey                1-3215              22-1024240

  (State or other          (Commission      (I.R.S. Employer
  jurisdiction             File Number)    Identification No.)
  of incorporation)



 One Johnson & Johnson Plaza, New Brunswick, New Jersey   08933

       (Address of principal executive offices)       (zip code)


Registrant's telephone number including area code: (732) 524-0400

Total number of sequentially numbered pages in this filing, including exhibits thereto: 6


Item 9.   Regulation FD Disclosure.


  On August 12, 2002, each of William C. Weldon, Chairman and Chief Executive Officer, and Robert J. Darretta, Executive Vice President and Chief Financial Officer, of Johnson & Johnson, a New Jersey corporation, submitted to the Securities and Exchange Commission (the "Commission") sworn statements certifying previously filed reports pursuant to Commission Order No. 4-460. Copies of these statements are attached hereto as Exhibits.


Item 7.        Financial Statements and Exhibits.

(c)  Exhibits

           The following Exhibits are included herein:

Exhibit 99(a):   Statement under Oath of Principal Executive
Officer Regarding Facts and Circumstances Relating to Exchange
Act Filings

Exhibit 99(b): Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings











                              SIGNATURE



Pursuant  to the requirements of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JOHNSON & JOHNSON




Date: August 12, 2002          By: /s/ Michael H. Ullmann
                                   Michael H. Ullmann
                                   Secretary

                                  EXHIBIT INDEX


Exhibit No.              Description of Exhibit

Exhibit 99(a):    Statement under Oath of Principal Executive
                    Officer Regarding Facts and Circumstances
                    Relating to Exchange Act Filings

Exhibit 99(b):    Statement under Oath of Principal Financial
                    Officer Regarding Facts and Circumstances
                    Relating to Exchange Act Filings